Exhibit 99.1

Sunshine Biopharma Inc. (OTC Markets: SBFM)

` To the extent that statements in this presentation are not strictly historical, including statements as to revenue projections, future estimates, plans, programs, forecasts, objectives, assumptions, expectations, marketing and sales plans, anticipated revenues, projected market size, beliefs of future performance, business strategy, outlook, future milestones, intentions, goals, future financial conditions, future agreements, the success of the Company's development, events conditioned on stockholder or other approval, or otherwise as to future events, such statements are “forward - looking” and are made pursuant applicable securities laws . The “forward - looking statements” contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made . Sunshine Biopharma Inc . does not intend, and does not assume any obligation, to update these “forward - looking statements” except as required by law . These “forward - looking statements” involve risks and uncertainties relating to, among other things, results of and sale activities, uninsured risks, regulatory changes, availability of production facilities, timeliness of government approvals and the granting of permits and licenses, changes in prices, actual operating and financial performance of facilities, equipment and processes relative to specifications and expectations . Actual results may differ materially from those expressed or implied by such “forward - looking statements . ” Forward - Looking Statements

Sunshine Biopharma is focused on the research, development and commercialization of Oncology and Antiviral drugs . Additional activity of Science Based Nutritional Supplements What We Do

Drug Candidate Indication Time to Phase I Market Size Adva - 27 a Pancreatic Cancer 9 - 18 Months >> $ 1 Billion SBFM - PL 4 COVID - 19 9 - 18 Months Multi Billion R&D Pipeline

Drug Candidate Indication Time to Phase I Market Size Adva - 27 a Pancreatic Cancer 9 - 18 Months >> $ 1 Billion SBFM - PL 4 COVID - 19 9 - 18 Months Multi Billion R&D Pipeline

Oncology Drug Development □ In the area of Oncology, we are developing a chemotherapy small molecule called Adva - 27 a □ Adva - 27 a has the uncommon property of being effective against Multidrug Resistant cancer cells □ All Patents pertaining to Adva - 27 a are owned by the Company □ Patent coverage until 2034

Multidrug Resistance □ Multidrug Resistance represents a major challenge in cancer therapy □ Cancers can be Multidrug Resistant upon diagnosis (e.g. pancreatic cancer ) or become Multidrug Resistant over time □ Multidrug Resistant cancers do not respond to chemotherapy drugs in common use □ At present, there are little or no treatment options available for Multidrug Resistant cancer

Adva - 27a Kills Multidrug Resistant Cancer Cells Adva - 27a Kills Multidrug Resistant Breast Cancer Cells, Pancreatic Cancer Cells, Small - Cell Lung Cancer Cells, and Uterine Sarcoma Cells

Summary of Adva - 27a Preclinical Results We have recently completed and published our preclinical studies . Adva - 27 a was found to have unique pharmaceutical properties . Our results have shown that : • Adva - 27a is effective at killing different types of multidrug resistant cancers, including: - Pancreatic Cancer (Panc - 1) - Breast Cancer Cells (MCF - 7/MDR) - Small - Cell Lung Cancer Cells (H69AR) - Uterine Cancer (MES - SA/Dx5) • Adva - 27a is unaffected by the molecular machinery that make cancer cells resistant • Adva - 27a has excellent clearance time (half - life = 54 minutes) • Adva - 27a clearance is independent of Cytochrome P450 (i.e. no toxic intermediates) • Adva - 27a is an excellent inhibitor of Topoisomerase II (IC50 of only 1.44 micromolar) • Adva - 27a does not inhibit Tubulin assembly • Adva - 27a has shown excellent pharmacokinetics profile in rats

□ In the area of Antivirals, we are focused on the development of a treatment for COVID - 19 □ We have been working on this project since April 2020 □ In the meantime, three vaccines (Pfizer’s, Moderna’s, and Johnson & Johnson’s), two antibody treatments (Regeneron’s, and Eli Lilly’s), one injectable (Gilead’s Remdesivir), and two pills (Pfizer’s Paxlovid , and Merck’s Molnupiravir ) emerged □ Our treatment, SBFM - PL 4 , targets a completely different part of the virus and as such represents an important additional tool that could help end the pandemic Antiviral Drug Development Electron micrograph of Coronavirus, Adapted from Wikipedia.org

Adapted and modified from PNAS 103: 5717 – 5722 (2006) Our SBFM - PL4 Targets a Different Part of The Virus □ Our SBFM - PL 4 is nsp 3 protease inhibitor , currently being developed in collaboration with the University of Georgia □ nsp 3 is the protease responsible for suppression of the human immune system, leading to more serious morbidity □ Patent coverage until 2040

Science Based Nutritional Supplements □ Essential 9 TM is our first product in this space □ Essential 9 TM is a tablet that contains the 9 Amino Acids that the human body cannot make . These are called Essential Amino Acids □ Deficiency in one or more of the 9 Essential Amino Acids can lead to loss of muscle mass, fatigue, weight gain, weakened immune system, and reduced general wellness □ Essential 9 TM is authorized by Health Canada under NPN 80089663 □ The Company currently sells Essential 9 TM through Amazon in the US, Canada, and Singapore . Also available in pharmacies in Montreal (Canada) □ During the nine months ended September 30 , 2021 , we generated revenues of $ 143 , 308 □ Large - scale marketing in planning

Upcoming Milestones Adva - 27a Drug Development Program: » GMP Manufacturing (5 Kilograms) » IND - Enabling Studies » Filing of IND Application (“Fast - Track” anticipated) » Phase I Clinical Trials (Pancreatic Cancer, Jewish General Hospital ) Antiviral Program: » Efficacy Studies in Coronavirus Infected Mice » GMP Manufacturing (5 Kilograms) » Filing of IND Application (“Fast - Track” anticipated) » Phase I Clinical Trials (University of Georgia Affiliate Hospital) Supplements: » Large - Scale Marketing » Expansion beyond US and Canada

Outstanding Shares 2 , 591 , 241 ( as adjusted for 200 to 1 reverse split) Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 ( principal amount) Current Capitalization

Outstanding Shares 2 , 591 , 241 (as adjusted for 200 to 1 reverse split) Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 (principal amount) Current Capitalization

Outstanding Shares 2 , 591 , 241 (as adjusted for 200 to 1 reverse split) Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 Current Capitalization

Outstanding Shares 2 , 591 , 241 (as adjusted for 200 to 1 reverse split) Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 Capital Stock $ 18 , 820 , 343 Current Capitalization

Outstanding Shares 2 , 591 , 241 Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 Capital Stock $ 18 , 820 , 343 Current Capitalization

Outstanding Shares 2 , 591 , 241 Outstanding Warrants None Outstanding Options None Outstanding Debt $ 1 , 900 , 000 Capital Stock $ 18 , 820 , 343 Capitalization (Pre - Offering)

Management Team

Steve N. Slilaty, Ph.D. | Molecular Biologist | Univ. of Arizona | CEO

Sunshine Biopharma is the third in a line of biotechnology companies that Dr. Slilaty founded and managed. The first, Quantum Biotechnologies Inc. later known as Qbiogene Inc., was founded in 1991 and is now a member of a family of companies owned by MP Biomedicals, one of the largest international suppliers of biotechnology reagents and other research products. The second company which Dr. Slilaty founded, Genomics One Corporation, conducted an initial public offering of its capital stock in 1999 and, on the basis of its ownership of Dr. Slilaty's patented TrueBlue Technology, Genomics One became one of the key participants in the Human Genome Project and reached a market capitalization of $1 billion in 2000

Abderrazzak Merzouki, Ph.D. | Virologist | IAF of Quebec | COO

Dr. Merzouki is a molecular biologist and an immunologist. He has performed several preclinical studies involving the use of adenoviral vectors for cancer therapy and plasmid vectors for the treatment of peripheral arterial occlusions. He developed technologies for production of biogeneric therapeutic proteins for the treatment of various diseases including cancer, diabetes, hepatitis and multiple sclerosis. Dr. Merzouki obtained his Ph.D. in Virology and Immunology from Institut Armand-Frappier in Quebec and received his post-doctoral training at the University of British Columbia and the BC Center for Excellence in HIV/AIDS research

Rabi Kiderchah, MD | Physician | Univ. of Montreal | Medical Advisor

Dr. Kiderchah is a licensed physician in Canada. From 2000 until August 2021, he was working at Argenteuil Hospital, Lachute, Quebec, Canada, as an emergency room physician. He has also worked as what is referred to in Canada as a "medecins depanneurs", working in rural areas where there are not enough ER doctors. Since August 2011 he has worked at Rabi Kiderchah Medecin Inc. as a freelance physician in the Quebec, Canada area.

Camille Sebaaly | Engineering | SUNY Buffalo | CFO

Camille Sebaaly has held senior executive positions in various areas including financial management, business development, project management and finance. As an executive and an entrepreneur, he combines expertise in strategic planning and finance with strong skills in business development and deal structure and negotiations. In addition, Mr. Sebaaly worked in operations, general management, investor relations, marketing and business development with emphasis on international business and marketing of advanced technologies including hydrogen generation and energy saving.

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